EX-23.1
                          CONSENT OF RICHARD D. FARKAS


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                                  EXHIBIT 23.1

                                Richard D. Farkas
                         15300 Ventura Blvd., Suite 504
                             Sherman Oaks, CA 91403


                                     CONSENT

     I hereby consent to the use in the Form SB-2 as amended of Imaging3, Inc. under the Securities Act of 1933, of my opinion letter dated May 31, 2005.

                                                     /s/ Richard D. Farkas
                                                     -----------------------
                                                     Richard D. Farkas
                                                     Attorney at Law
                                                     May 31, 2005